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                                                                   EXHIBIT 10.13
                                      NOTE

                          (AXISTEL INTERNATIONAL, INC.)



$750,000                                                         August 20, 1999


         FOR VALUE RECEIVED, on or before the Maturity Date (as hereinafter defined), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of Infinity Emerging Holdings Subsidiary Limited ("Lender") at its offices at Hawkins Waterfront Plaza, P.O. Box 556, Main Street, Charleston Nevis, West Indies, the principal amount of Seven Hundred Fifty Thousand and 00/100 DOLLARS ($750,000) ("Total Principal Amount"), together with interest thereon from the date of this Note until paid at a fixed rate per annum equal to the lesser of
(a) the Maximum Rate (as hereinafter defined) or (b) ten percent (10%), calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days. The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum rate of interest, if any, which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

         The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

         (a) interest shall be due and payable monthly as it accrues, commencing on the last day of September, 1999 and continuing on the last day of each successive month thereafter during the term of this Note; and

         (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

         The Maturity Date means December 30, 1999. If a payment is ten (10) or more days late, Borrower will pay a delinquency charge in an amount equal to the greater of (i) 5.0% of the


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amount of the delinquent payment up to the maximum amount of $250.00, or (ii)
$25.00. Upon an Event of Default (as hereinafter defined), including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law and in addition to any other remedies available, do one or both of the following: (a) increase the interest rate provided for herein by three (3.00) percentage points and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note.

         This Note has been executed and delivered pursuant to that certain Securities Purchase Agreement, as amended of even date herewith by and between Borrower, Lender, IEO Holdings Limited and AxisTel Communications, Inc. (the "Company"), the parent corporation of Borrower (as amended by the First Amendment to Securities Purchase Agreement and Related Agreements dated as of April __, 1999 and the Second Amendment to Securities Purchase Agreement and Related Agreements (the "Second Amendment") dated as of August __, 1999, the "Securities Purchase Agreement"), evidences obligations and indebtedness from time to time owing by Borrower to Lender under the Securities Purchase Agreement and is secured by the Security Documents, each of even date herewith by Borrower and certain Affiliates of Borrower, covering certain collateral as more particularly described therein.

         This Note, the Securities Purchase Agreement, such Security Documents and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including, but not limited to, those documents described above and the Company Guarantee, AxisTel Metro Guarantee and the Shareholder Guarantees (as such term is defined in the Second Amendment), are hereinafter collectively referred to as the "Loan Documents." The holder of this
Note is entitled to the benefits and security provided in the Loan Documents.

         Borrower may from time to time prepay all or any portion of the principal of this Note without premium or penalty. Unless otherwise agreed to in writing, or otherwise required by applicable law, payments will be applied first to unpaid accrued interest, then to principal, and any remaining amount to any unpaid collection costs, delinquency charges and other charges (as hereinafter defined); provided, however, upon delinquency or other Event of Default (as hereinafter defined), Lender reserves the right to apply payments among principal, interest, delinquency charges, collection costs and other charges, at its discretion. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

         Borrower agrees that no advances under this Note shall be used for personal, family or


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household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

         Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

         (a) failure of Borrower to pay when due all or any part of the principal on this Note or any other Note issued pursuant to the terms of the Securities Purchase Agreement;

         (b) failure of Borrower to pay within five (5) Business Days of the due date thereof any interest on this Note or any other
                  Note issued pursuant to the terms of the Securities Purchase Agreement;

         (c) any representation, warranty, certification or statement made by the Company or Borrower in the Securities Purchase Agreement or any Related Agreement (as such term is defined in the Securities Purchase Agreement) or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Securities Purchase Agreement or any Related Agreement shall prove to have been untrue in any material respect when made;

         (d) failure on the part of the Company or Borrower to observe or perform any of the covenants or agreement contained in Section 11 of the Securities Purchase Agreement (Negative Covenants), which failure, to the extent curable, is not cured within a period of fifteen (15) days of such failure;

         (e) failure on the part of the Company, Borrower or the Founders (as such term is defined in the Securities Purchase Agreement) to observe or perform any covenant or agreement contained in the Securities Purchase Agreement or any Related Document (other than those covered by clauses (a) through (d) above), which failure is not cured within forty-five (45) days of such failure (which cure period shall be extended for a period not to exceed an additional forty-five (45) days in the event that the Company, Borrower or the Founders are diligently pursuing such cure);

         (f) the Company, Borrower or any Subsidiary (as such term is defined in the Securities Purchase Agreement) has commenced a voluntary case or other proceeding seeking liquidation, winding-up, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or has consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or has made a general assignment for the benefit of creditors, or has failed generally to pay its debts as they become due, or has taken any corporate action to authorize any of the foregoing;


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         (g)      an involuntary case or other proceeding has been commenced against the Company, Borrower or any Subsidiary, seeking liquidation, winding-up, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or an order for relief has been entered against the Company, Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

         (h) default in any provision (including payment) of any agreement governing the terms of any Debt of the Company or any Subsidiary in excess of $250,000, which has not been cured within five (5) days of the expiration of any applicable period of grace associated therewith; or

         (i) judgments or orders for the payment of money which in the aggregate at any one time exceed $250,000 and are not covered by insurance have been rendered against the Company, Borrower or any Subsidiary by a court of competent jurisdiction and such judgments or orders shall continue unsatisfied and unstayed for a period of 60 days;

then holder of this Note may, at its option, without further notice or demand,
(i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Related Agreements and Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing.

         The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

         This Note and all of the other Loan Documents and Related Agreements are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or Related Agreements or the


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application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Lender's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents and Related Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Lender under this Note or arising under or pursuant to the other Loan Documents and Related Agreements shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents and Related Agreements, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including, but not limited to, reasonable attorneys' fees.

         Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

         Any and all payments by Borrower hereunder to any holder of this Note shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred


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to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

                                     BORROWER:

                                     AXISTEL INTERNATIONAL, INC.


                                     By:
                                     Name:
                                     Title:



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